UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 30, 2022

BMO 2022-C1 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001903688)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

KeyBank National Association

(Central Index Key number: 0001089877)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

SSOF SCRE AIV, L.P.

(Central Index Key number: 0001878059)

German American Capital Corporation

(Central Index Key number: 0001541294)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-01	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York		10036
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2022 (the “Closing Date”), BMO 2022-C1 Mortgage Trust (the “Issuing Entity”) issued the BMO 2022-C1 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-C1, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2022 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management, Situs Holdings, LLC and KeyBank National Association, each as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity filed with the Securities and Exchange Commission (the “Commission”) on March 7, 2022 under Commission File Number 333-255934-01. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Loan Combination (the “Meadowood Mall Loan Combination”) relating to the Mortgage Loan (the “Meadowood Mall Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Meadowood Mall was required to be serviced and administered pursuant to the pooling and servicing agreement governing the issuance of the Wells Fargo Commercial Mortgage Trust 2021-C61, Commercial Mortgage Pass-Through Certificates, Series 2021-C61, dated as of December 1, 2011 (the “WFCM 2021-C61 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The WFCM 2021-C61 Pooling and Servicing Agreement was filed as Exhibit 4.8 to the Current Report on Form 8-K with respect to the Issuing Entity filed with Commission on February 28, 2022 under Commission File Number 333-255934-01.

On November 30, 2022, the Servicing Shift Lead Note relating to the Meadowood Mall Loan Combination was contributed to the commercial mortgage securitization transaction (the “3650R 2022-PF2 Securitization”) involving the issuance of the 3650R 2022-PF2 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-PF2 (the “3650R 2022-PF2 Certificates”). Upon the issuance of the 3650R 2022-PF2 Certificates, the servicing and administration of the Meadowood Mall Loan Combination is required to be transferred from the WFCM 2021-C61 Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the 3650R 2022-PF2 Certificates, dated as of November 1, 2022 (the “3650R 2022-PF2 Pooling and Servicing Agreement”), among 3650 REIT Commercial Mortgage Securities II LLC, as depositor (the “3650R 2022-PF2 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The 3650R 2022-PF2 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the 3650R 2022-PF2 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the 3650R 2022-PF2 Pooling and Servicing Agreement applicable to the servicing of the Meadowood Mall Mortgage Loan are substantially similar to the servicing terms of

BMO 2022-C1 – Form 8-K

the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on February 28, 2021 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-01, but will differ in certain respects as described below and, treating the 3650R 2022-PF2 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the Meadowood Mall Loan Combination becoming a specially serviced loan under the 3650R 2022-PF2 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Meadowood Mall Loan Combination accruing at a rate equal to the greater of (i) a per annum rate of 0.25% and (ii) the per annum rate that would result in a special servicing fee of $5,000 for the related month.
•	In connection with a workout of the Meadowood Mall Loan Combination, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection (other than penalty charges) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected Loan Combination for so long as it remains a corrected Loan Combination. Such workout fee is subject to a minimum of $25,000 and a cap of $1,000,000 with respect to any particular workout of the Meadowood Mall Loan Combination.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of the Meadowood Mall Loan Combination or related REO Property. Such liquidation fee is subject to a minimum of $25,000 and a cap of $1,000,000 with respect to the Meadowood Mall Loan Combination.
•	The Mortgaged Property relating to the Meadowood Mall Loan Combination will be subject to inspection (A) at least once every 12 months if the stated principal balance of the related Pari Passu Companion Loan contributed to the 3650R 2022-PF2 Securitization has a stated principal balance of $3,000,000 or more or (b) at least once every 24 months if the stated principal balance of the related Pari Passu Companion Loan contributed to the 3650R 2022-PF2 Securitization has a stated principal balance of less than $3,000,000, in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	3650R 2022-PF2 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 6, 2022	BMO COMMERCIAL MORTGAGE
SECURITIES LLC

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2022-C1 – Form 8-K